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                                                                   EXHIBIT 10.17


                              CERIDIAN CORPORATION
                              AMENDED AND RESTATED
                    2001 DIRECTOR PERFORMANCE INCENTIVE PLAN

1.    Purpose of Plan.

      The purpose of the Ceridian Corporation 2001 Director Performance Incentive Plan (the "Plan") is to advance the interest of Ceridian Corporation, a Delaware corporation (the "Company"), and its stockholders by enabling the Company to attract and retain the services of experienced and knowledgeable non-employee directors, to increase the proprietary interests of such non-employee directors in the Company's long-term success and their identification with the interests of the Company's stockholders.

2.    Definitions.

      The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

      2.1 "Annual Retainer" means the annual cash retainer or meeting fees payable to an Eligible Director for services as a member of the Board paid to an Eligible Director during the fiscal year, excluding any cash retainer or meeting fees paid an Eligible Director for serving as the chair of a committee during the fiscal year.

      2.2 "Annual Retainer Election" means the election made or deemed to have been made by an Eligible Director relating to their Annual Retainer, as provided in Section 7.1 hereof.

      2.3 "Award" means an Option, Restricted Stock Award, or Retainer Share Award granted to an Eligible Director pursuant to the Plan.

      2.4 "Board" means the Board of Directors of the Company.

      2.5 "Broker Exercise Notice" means a written notice pursuant to which an Eligible Director, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

      2.6 "Change of Control" shall mean the first of the following events to occur:

            (a) there is consummated a merger or consolidation to which the Company or any direct or indirect subsidiary of the Company is a party if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) less than 60% of the combined voting power of the securities of the
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Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

            (b) the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) in the aggregate of securities of the Company representing 20% or more of the total combined voting power of the Company's then issued and outstanding securities is acquired by any person or entity or group of associated persons or entities acting in concert; provided, however, that for purposes of hereof, the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition directly from the Company or any of its subsidiaries, (iii) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, (v) any acquisition by a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company (vi) any acquisition in connection with which, pursuant to Rule 13d-1 promulgated pursuant to the Exchange Act, the individual, entity or group is permitted to, and actually does, report its beneficial ownership on Schedule 13-G (or any successor Schedule); provided that, if any such individual, entity or group subsequently becomes required to or does report its beneficial ownership on Schedule 13D (or any successor Schedule), then, for purposes of this paragraph, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so report, beneficial ownership of all of the voting securities of the Company beneficially owned by it on such date, and (vii) any acquisition in connection with a merger or consolidation which, pursuant to paragraph (a) above, does not constitute a Change of Control; or

            (c) there is consummated a transaction contemplated by an agreement for the sale or disposition by the Company of all or substantially all of the Company 's assets, other than a sale or disposition by the Company of all or substantially all of the Company 's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

            (d) the stockholders of the Company approve any plan or proposal for the liquidation of the Company; or

            (e) a change in the composition of the Board such that the "Continuity Directors" cease for any reason to constitute at least a majority of the Board. For purposes of this clause, "Continuity Directors" means those members of the Board who either (i) were directors on January 29, 2002 or (ii) were elected by, or on the nomination or recommendation of, at least a two-thirds (2/3) majority of the then-existing Board (other than a director whose initial assumption of office was in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company); or


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            (f) such other event or transaction as the Board shall determine constitutes a Change of Control.

      2.7 "Code" means the Internal Revenue Code of 1986, as amended.

      2.8 "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

      2.9 "Common Stock" means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

      2.10 "Deferred Shares" shall have the meaning set forth in Section 7.3(a) hereof.

      2.11 "Deferred Stock Account" means a book keeping account established and maintained by the Committee to evidence amounts credited with respect to an Eligible Director's election to receive a portion of his or her Annual Retainer in the form of Retainer Deferred Share Awards.

      2.12 "Disability" means the disability of an Eligible Director such as would entitle the Eligible Director to receive disability income benefits pursuant to the long-term disability plan of the Company then covering the Eligible Director or, if no such plan exists or is applicable to the Eligible Director, the permanent and total disability of the Eligible Director within the meaning of Section 22(e)(3) of the Code.

      2.13 "Eligible Directors" means all non-employee directors, within the meaning of Rule 16b3(b)(3)(i) or any successor provision, of the Company who are not employees of the Company or any subsidiary of the Company.

      2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.15 "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote), the closing market price per share of the Common Stock, at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m., New York City time, as reported on the New York Stock Exchange Composite Tape on that date.

      2.16 "Issuance Year" means the year in which the Award was made to an Eligible Director.

      2.17 "Option" means a right to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan) granted to an Eligible Director pursuant to Section 6 of the Plan that does not qualify as an "incentive stock option" within the meaning of Section 422 of the Code.


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      2.18 "Restricted Shares" means shares of Common Stock that are the subject of a Restricted Stock Award, and therefore subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of Sections 5 and 8.1 of the Plan.

      2.19 "Restricted Stock Award" means an award of Restricted Shares to an Eligible Director pursuant to Section 5 of the Plan.

      2.20 "Retainer Deferred Share Award" means that portion of the Annual Retainer that an Eligible Director has elected to defer in the form of a credit to the Eligible Director's Deferred Stock Account pursuant to Section 7.3 of the Plan.

      2.21 "Retainer Restricted Share Award" means that portion of an Eligible Director's Annual Retainer that the Eligible Director has elected to receive in the form of Restricted Shares pursuant to Section 7.2 of the Plan.

      2.22 "Retainer Share Award" means a Retainer Deferred Share Award and/or a Retainer Restricted Share Award.

      2.23 "Securities Act" means the Securities Act of 1933, as amended.

3.    Plan Administration.

      The Plan will be administered by the Nominating and Board Governance Committee of the Board, or any successor committee thereto (the "Committee"). The Committee may retain such actuarial, accounting, legal, clerical and other services as may reasonably be required in the administration of the Plan, and may pay reasonable compensation for such services. The Company will pay all costs of administering the Plan. All questions of interpretation of the Plan will be determined by the Committee, each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan. The Committee, however, will have no power to determine the eligibility for participation in the Plan, the number of shares of Common Stock to be subject to Awards, or the timing, pricing or other terms and conditions of the Awards.

4.    Shares Available for Issuance.

      4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 350,000 shares. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

      4.2 Accounting for Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Awards will be applied to reduce the maximum


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number of shares of Common Stock remaining available for issuance under the
Plan. Any shares of Common Stock that are subject to an Award that lapses, expires, or for any reason is terminated unexercised will automatically again become available for issuance under the Plan.

      4.3 Adjustments to Shares and Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Eligible Directors, the number, kind and, where applicable, exercise price of securities subject to outstanding Awards.

5.    Restricted Stock Awards.

      5.1 Grants to New Directors. At such time after the effective date of this Plan as additional Eligible Directors are first elected or appointed to the Board to fill new directorships or to fill vacancies, each such Eligible Director will receive, on a one-time basis on the date of his or her first election or appointment to the Board, a Restricted Stock Award. The number of Restricted Shares to be awarded to each such Eligible Director pursuant to such Restricted Stock Award shall be determined by first multiplying the dollar value of the Annual Retainer paid to Eligible Directors by 2.5, then dividing that result by the average closing price of a share of Common Stock, at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m., New York City time, on the New York Stock Exchange for the ten trading days immediately prior to the date of such Eligible Director's first election or appointment to the Board, and then rounding the result to the nearest 100 shares. Notwithstanding the foregoing, Eligible Directors who are first elected or appointed to the Board in connection with the spin-off transaction described in the Company's Registration Statement on Form 10, as filed with the Securities Exchange Commission on December 6, 2000 and as subsequently amended or supplemented, will not receive the above mentioned Restricted Stock Award.

      5.2 Restrictions. Restricted Shares issued to an Eligible Director may not be sold, assigned or otherwise transferred, or subjected to any lien, either voluntarily or -involuntarily, by operation of law or otherwise, until such time and only to the extent that such restrictions on transferability have lapsed as provided in this Section 5.2, Section 8.1 or Section 9. For purposes of this Plan, the lapsing of such transferability restrictions is referred to as "vesting," and Restricted Shares that are no longer subject to such transferability restrictions are referred to as "vested." Except as provided in
Section 8.1 or Section 9, 20% of the total number of Restricted Shares subject to a Restricted Stock Award granted pursuant to Section 5.1 hereof will vest on each of the first five anniversary dates of the date such Restricted Stock Award was first granted.


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      5.3 Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted
Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to Restricted Shares will be currently paid to the Eligible Director and will be subject to the same restrictions as the Restricted Shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee, in its sole discretion, may require such dividends and distributions to be reinvested (and in such case the Eligible Director consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

      5.4 Rights as a Stockholder. Except as provided in this Section 5 and in
Section 8.1, an Eligible Director will have all voting, dividend and other rights with respect to Restricted Shares issued to the Eligible Director upon the Eligible Director becoming the holder of record of such Restricted Shares as if such Eligible Director were a holder of record of shares of unrestricted Common Stock.

      5.5 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 5, the Committee will place a legend on the stock certificates referring to such restrictions and will require Eligible Directors, until the Restricted Shares vest, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers if required, in a certificateless book-entry stock account with the Company's transfer agent for its Common Stock.

6.    Options.

      6.1 Grant. Each Eligible Director will be granted on an annual basis, at such time as the Eligible Director is elected or re-elected to the Board by the stockholders of the Company, an Option. Such Option will be granted only upon such election or re-election of the Eligible Director, and no Option will be granted if the Eligible Director is not so elected or re-elected. Notwithstanding the foregoing, an Eligible Director who is first elected to the Board by the Company's stockholders in connection with the spin-off transaction described in the Company's Registration Statement on Form 10, as filed with the Securities Exchange Commission on September 27, 2000 and as subsequently amended or supplemented, will not receive an Option under this Section 6.1 until such eligible director is re-elected to the Board by the stockholders of the Company.

      6.2 Exercise Price. The per share price to be paid by an Eligible Director upon exercise of an Option will be 100% of the Fair Market Value of one share of Common Stock on the date of grant. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order), or such payment may be made, in whole or in part, by tender of a Broker Exercise Notice.


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      6.3 Exercisability and Duration. Other than as provided in Sections 8.1 or
9 of the Plan, each Option will become exercisable in full six months following its date of grant and will expire and will no longer be exercisable 10 years from its date of grant.

      6.4 Manner of Exercise. An Option may be exercised by an Eligible Director, in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail, of written notice of exercise to the Company, Attention: Corporate Treasury, at its principal executive office in Bloomington, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.2 of the Plan.

      6.5 Rights as a Stockholder. As a holder of Options, an Eligible Director will have no rights as a stockholder unless and until such Options are exercised for shares of Common Stock and the Eligible Director becomes the holder of record of such shares. No adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Eligible Director becomes the holder of record of such shares.

7.    Payment of Portion of Annual Retainer in Retainer Share Award.

      7.1 Annual Retainer Election. Each year an Eligible Director must elect to receive fifty percent (50%) (or such other greater percentage as the Committee shall determine) or more of his or her Annual Retainer in the form of (a) Retainer Restricted Share Awards pursuant to Section 7.2 hereof, (b) Retainer Deferred Share Awards pursuant to Section 7.3 hereof, or (c) a combination of Retainer Restricted Share Awards and Retainer Deferred Share Awards ("Annual Retainer Election"). The Annual Retainer Election is made by the Eligible Director by filing, no later than December 31 of each year (or by such other date as the Committee shall determine), an irrevocable election with the Company on a form provided for that purpose. The Annual Retainer Election shall be effective with respect to the Annual Retainer payable on or after January 1 of the following year. The Annual Retainer Election form shall specify an amount to be received in the form of Retainer Restricted Share Awards and/or Retainer Deferred Share Awards expressed as a dollar amount or as a percentage of the Eligible Director's Annual Retainer. The issuance of such a Retainer Restricted Share Award or Retainer Deferred Share Award shall be in lieu of payment of that portion of the Annual Retainer in cash. In the event that an Eligible Director fails to make a valid Annual Retainer Election, such Eligible Director shall be deemed to have elected to receive fifty percent (50%) (or such other greater percentage as the Committee shall determine) of his or her Annual Retainer in the form of Retainer Restricted Share Awards.

      7.2 Retainer Restricted Share Awards.

            (a) On the first trading day of each calendar year, an Eligible Director may be granted a Retainer Restricted Share Award. The number of shares of Common Stock to be awarded to each Eligible Director pursuant to a Retainer Restricted Share Award shall be determined based on dividing the dollar amount of the portion of the


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Annual Retainer that the Eligible Director elected to receive (or is deemed to have elected to receive) in the form of a Retainer Restricted Share Award by the average closing price of a share of Common Stock, at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m., New York City time, on the New York Stock Exchange for the last ten trading days of the immediately preceding calendar year, rounded up to the nearest whole share.

            (b) Shares subject to a Retainer Restricted Share Award may not be sold, assigned or otherwise transferred, or subjected to any lien, either voluntarily or involuntarily, by operation of law or otherwise, until such time as the Eligible Director's service as a director of the Company ceases. In addition, a portion of the shares subject to an Eligible Director's most recent Retainer Restricted Share Award shall be forfeited if the Eligible Director's service as a director of the Company ceases for any' reason prior to December 31 of the Issuance Year (unless such service terminates following a Change of Control). The portion of the shares subject to a Retainer Restricted Share Award that shall be forfeited pursuant to this Section 7.2(b) shall be determined by multiplying the number of shares subject to such Retainer Restricted Share Award by a fraction, the numerator of which is the number of days remaining in the Issuance Year after the date of such Eligible Director's cessation of service as a director and the denominator of which is 365, rounded down to the nearest whole share.

            (c) Except as otherwise provided in this Section 7.2, an Eligible Director will have all voting, dividend, distribution and other rights with respect to shares subject to a Retainer Restricted Share Award upon the Eligible Director becoming the holder of record of such shares as if such Eligible Director were a holder of record of shares of unrestricted Common Stock. Notwithstanding the foregoing, unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to a Retainer Restricted Share Award will be currently paid to the Eligible Director and will be subject to the same restrictions as the Retainer Restricted Share Awards to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee, in its sole discretion, may require such dividends and distributions to be reinvested (and in such case the Eligible Director consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

            (d) To enforce the restrictions referred to in this Section 7.2, ownership of shares subject to a Retainer Restricted Share Award will be evidenced in a certificateless book-entry stock account in the name of each Eligible Director with the Company's transfer agent for its Common Stock. A certificate for the number of shares in such a book-entry account that are not subject to forfeiture pursuant to Section 7.2(b) hereof will be issued to the applicable Eligible Director when such director's term of service on the Company's Board ceases.


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      7.3 Retainer Deferred Share Awards.

            (a) On the first trading day of the calendar year, an Eligible Director shall receive a credit to his or her Deferred Stock Account equal to the number of shares of Common Stock ("Deferred Shares") determined by dividing an amount equal to the amount of the Annual Retainer that the Eligible Director elected to receive in the form of Retainer Deferred Share Award by the average closing price of a share of Common Stock, at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m., New York City time, on the New York Stock Exchange for the last ten trading days of the immediately preceding calendar year, rounded up to the nearest whole share. In the event an Eligible Director's services as a director of the Company cease for any reason prior to December 31 of the Issuance Year (unless such service terminates following a Change of Control), a portion of the Deferred Shares credited to the Eligible Director's Deferred Stock Account will be forfeited in an amount equal to the Deferred Shares multiplied by a fraction, the numerator of which is the number of days remaining in the Issuance Year after the date of such Eligible Director's cessation of service as a director and the denominator of which is 365, rounded up to the nearest whole share.

            (b) Each time a cash dividend is paid on the Common Stock, the Eligible Director shall receive a credit to his or her Deferred Stock Account equal to that number of shares of Common Stock (rounded to the nearest whole share) having a Fair Market Value on the dividend payment date equal to the amount of the cash dividend payable on the number of shares credited to the Eligible Director's Deferred Stock Account on the dividend record date.

            (c) At the time of making the Annual Retainer Election, each Eligible Director shall also complete a deferral payment election specifying one of the payment options described in Section 7.3(d) below. The Eligible Director may change the deferral payment election by means of filing with the Company a subsequent Annual Retainer Election form providing for a new deferral payment election. This subsequent deferral payment election will take effect (i) immediately upon receipt for deferrals credited after the date the Company receives such subsequent deferral payment election and (ii) provided the Eligible Director remains an Eligible Director, at the beginning of the second calendar year following the date of the revised deferral payment election for deferrals previously credited to the Eligible Director's Deferred Stock Account.

            (d) An Eligible Director may elect to receive payment of his or her Deferred Stock Account in a lump sum on January 10 of the year (or the first business day thereafter) following the Eligible Director's termination of service on the Board or in five, ten or fifteen annual installments beginning on January 10 of the year (or the first business day thereafter) following the Eligible Director's termination of service on the Board. If an Eligible Director fails to make a deferral payment election, such Eligible Director shall be deemed to have elected a single lump sum payment. All payments shall be made in shares of Common Stock plus cash in lieu of any fractional share. If an Eligible Director elects to receive installment payments from his or her Deferred Stock Account, the amount of each installment payment shall be computed as the number of shares credited to the Eligible Director's Deferred Stock Account, multiplied by a


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fraction, the numerator of which is one and the denominator of which is the total number of installments elected (i.e. five, ten or fifteen) minus the number of installments previously paid. Amounts paid prior to the final installment payment shall be rounded to the nearest whole number of shares; the final installment payment shall be for the whole number of shares then credited to the Eligible Director's Deferred Stock Account, together with cash in lieu of any fractional share. Notwithstanding the foregoing, in the event of a Change of Control, credits to an Eligible Director's Deferred Stock Account as of the business day immediately prior to the effective date of the transaction constituting the Change of Control shall be paid in full to the Eligible Director or the Eligible Director's beneficiary or estate, as the case may be, in whole shares of Common Stock (together with cash in lieu of a fractional share) on such date.

            (e) If an Eligible Director dies before receiving all payments to which he or she is entitled under this Section 7.3 of the Plan, payment shall be made in accordance with the Eligible Director's designation of a beneficiary on a form provided for that purpose and delivered to and accepted by the Committee (as hereinafter defined) or, in the absence of a valid designation or if the designated beneficiary does not survive the Eligible Director, to such Eligible Director's estate.

            (f) No right to receive payments under this Section 7.3 of the Plan nor any shares of Common Stock credited to an Eligible Director's Deferred Stock Account shall be assignable or transferable by an Eligible Director other than by will or the laws of descent and distribution. The designation of a beneficiary by an Eligible Director pursuant to Section 7.3(e) does not constitute a transfer.

            (g) Benefits due under this Section 7.3 of the Plan shall be funded out of the general funds of the Company. The Eligible Directors and beneficiaries thereof shall be general, unsecured creditors of the Company with respect to any payments to be made pursuant to this Section 7.3 of the Plan and shall not have any preferred interest by way of trust, escrow, lien or otherwise in any specific assets of the Company. If the Company shall, in fact, elect to set aside monies or other assets to meet its obligations under this Section 7.3 of the Plan (there being no obligation to do so), whether in a grantor trust or otherwise, the same shall, nevertheless, be regarded as a part of the general assets of the Company subject to the claims of its general creditors, and neither any Eligible Director nor any beneficiary of any Eligible Director shall have a legal, beneficial, or security interest therein.

8.    Effect of Termination of Service as Director.

      8.1 Options and Restricted Shares.

            (a) Termination Due to Death or Disability. If an Eligible Director's service as a director of the Company is terminated by reason of death or Disability, all outstanding Options then held by the Eligible Director will become immediately exercisable in full and will remain exercisable for the remainder of their terms, and all Restricted Shares then held by such Eligible Director shall immediately and fully vest.


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            (b) Voluntary Termination. If an Eligible Director voluntarily resigns from the Board (which does not include the submission of an offer not to stand for re-election as a director in accordance with Company policies) prior to a Change of Control, the Eligible Director shall forfeit all Restricted Shares not yet vested, and outstanding Options then held by the Eligible Director will remain exercisable for a period of three months after such termination (but in no event after the expiration date of any such Option) only to the extent they were exercisable as of such termination.

            (c) Termination for Other Reasons. If an Eligible Director's service as a director of the Company terminates for any reason other than those specified in Sections 8.1(a) and (b) prior to a Change of Control, the portion of such Eligible Director's Restricted Shares that were scheduled to vest on the next vesting date following the date of such termination shall immediately vest, but all remaining unvested Restricted Shares shall be forfeited, and outstanding Options then held by the Eligible Director will remain exercisable until the expiration date of each such Option only to the extent such Options were exercisable as of such termination.

      8.2 Retainer Share Awards. If an Eligible Director's service as a director of the Company ceases for any reason or no reason at all, all outstanding Retainer Share Awards then held by the Eligible Director shall be treated as provided for in Sections 7.2 and 7.3 hereof.

      8.3 Date of Termination of Service as a Director. An Eligible Director's service as a director of the Company will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company, as determined by the Committee based upon such records.

9.    Effect of a Change of Control.

      Notwithstanding anything to the contrary set forth in the Plan, upon the occurrence of a Change of Control of the Company, the Restricted Shares subject to the Restricted Stock Award shall immediately and fully vest and become free from restrictions, and each Option shall become fully exercisable. Upon a Change of Control, all outstanding Options then held by an Eligible Director will remain exercisable for the remainder of the Option term.

10.   Rights of Eligible Directors; Transferability of Interests.

      10.1 Service as a Director. Nothing in the Plan will interfere with or limit in any way the right of the stockholders of the Company to remove an Eligible Director, and neither the Plan, nor the granting of an Award nor any other action taken pursuant to the Plan, will constitute or be evidence of any agreement or understanding, express or implied, that the stockholders of the Company will re-elect an Eligible Director for any period of time or at any particular rate of compensation.

      10.2 Restrictions on Transfer of Interests. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Eligible Director in an Award prior to the exercise of Options or


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
the vesting of Restricted Shares will be assignable or transferable, or subjected to any lien, during the lifetime of the Eligible Director, either voluntarily or involuntarily, by operation of law or otherwise. An Eligible Director will, however, be entitled to designate a beneficiary to receive an Award upon such Eligible Director's death, and in the event of an Eligible Director's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 6 of the Plan) may be made by, the Eligible Director's legal representatives, heirs and legatees.

      10.3 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements for non-employee directors as the Board may deem necessary or desirable.

11.   Securities Law and Other Restrictions.

      Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and an Eligible Director may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

12.   Plan Amendment, Modification and Termination.

      The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to the rules of the New York Stock Exchange or any similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Eligible Director; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 of the Plan.


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
13.   Effective Date and Duration of the Plan.

      The Plan was effective as of November 28, 2000 ("Effective Date"), the date it was adopted by the Board and approved by the Company's sole stockholder. The provisions of the Amended and Restated 2001 Director Performance Incentive Plan shall apply only to Awards granted after the effective date of the restatement, which was January 29, 2002. Awards granted prior to the effective date of the restatement will continue to be governed by the provisions of the Plan as in effect immediately prior to the effective date of the restatement. The Plan will terminate at midnight on May 31, 2005, and may be terminated prior thereto by Board action, and no Award will be granted after such termination. Awards outstanding upon termination of the Plan may continue to be exercised or to vest in accordance with their terms.

14.   Miscellaneous.

      14.1 Governing Law. Notwithstanding conflict of law provisions, the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware.

      14.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Eligible Directors.

      14.3 No Representation or Warranty. The Company makes no representation or warranty regarding whether the tax consequences surrounding an Award, and the Company recommends that the Eligible Director consult with his or her own advisors before making any determination regarding the election to receive, exercise or the sale of an Award.


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